UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2009

SMF ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-21825	65-0707824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 W. Cypress Creek Rd., Suite 400	Fort Lauderdale, Florida	33309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (954) 308-4200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

Summary.  On June 29, 2009 (the “Effective Date”), SMF Energy Corporation (the “Company”) completed a comprehensive and highly beneficial $40 million recapitalization program (the “Recapitalization”) that restructured all of its debt and equity.  The Company currently estimates that, after the Recapitalization, its short term debt, including accrued but unpaid interest and dividends, has been reduced by $9.5 million, its total debt lowered by $4.4 million and its cash requirements for interest and dividends will be reduced by over $1 million per year. Moreover, shareholders’ equity has been increased by more than $4 million as a result of the Recapitalization.

On the Effective Date, by virtue of various agreements with dozens of the Company’s existing debt and equity investors, the Company extinguished all of its existing non-bank debt and outstanding preferred stock, including: (a) the $8.859 million in outstanding August 2007 11½% Senior Secured Convertible Promissory Notes (the “Secured Notes”); (b) the $725,000 in outstanding September 2008 12% Unsecured Convertible Promissory Notes (“Existing Unsecured Notes”); (c) the $2.263 million in 12% Cumulative Dividend Convertible Series A Preferred Stock (“Series A Preferred”); (d) the $1.787 million in 12% Cumulative Dividend Convertible Series B Preferred Stock (“Series B Preferred”); (e) the $0.149 million in 12% Cumulative Dividend Convertible Series C Preferred Stock (“Series C Preferred”) and (f) $0.617 million in accrued but unpaid interest and dividends on the Secured Notes, the Existing Unsecured Notes and the Series A, Series B and Series C Preferred Stock.

At the same time, the Company converted its existing $25 million asset based lending facility into a new, more favorable, three year $20 million asset based lending facility and a $5 million 60 month amortized term loan, the proceeds of which were used to pay down $4.867 million of the Secured Notes and $0.125 million of the Unsecured Notes.

The balance of the consideration paid by the Company for the cancellation and extinguishment of  the existing investors’ debt and equity securities was provided by the Company’s issuance of (i) 3,228 shares of a new 5.5% Cumulative Dividend Series D Preferred Stock (“Series D Preferred”) at $400 per share, or $0.40 per common share equivalent, for $1.291 million, (ii) 19,251,119 shares of Common Stock for $0.38 per share, or $7.315 million, (iii) a 5 year $0.8 million 5.5% Unsecured Note (the “New Unsecured Note”); and (iv) $43,934 in cash.

New Bank Financing.  On the Effective Date, the Company  entered into the Eighteenth Amendment to the Loan and Security Agreement (the “Eighteenth Amendment”), which amends the Loan and Security Agreement (the “Loan Agreement”) between the Company, SMF Services, Inc., H & W Petroleum Company, Inc. and Wachovia Bank, National Association (the “Bank”), to, among other things, extend the renewal date for three (3) years from July 1, 2009 to July 1, 2012, decrease the revolving loan limit from $25,000,000 to $20,000,000,  provide for a new 60 month amortized term loan in the principal amount of $5,000,000 (the “Term Loan”), add the Company’s  vehicles and field operating equipment as additional collateral, and favorably modify certain covenants.  The Eighteenth Amendment was the foundation upon which the Company was able to complete the Recapitalization on the Effective Date.   A copy of the Eighteenth Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the foregoing description thereof is subject to, and qualified in its entirety by, the terms of the Eighteenth Amendment.

Exchange Agreements.  Concurrently, as part of the Recapitalization, the Company entered into a series of agreements with the current holders of its debt and preferred equity securities to exchange their high yield securities for shares of Common Stock or lower yield debt or equity securities.  The detailed information provided in Items 2.03, 3.02, 3.03 and 5.03 of this Form 8-K with respect to those transactions is incorporated by reference into this Item 1.01.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

New Unsecured Note.  The only non-Bank debt incurred by the Company in the Recapitalization was an $800,000 unsecured 5.5% interest only, subordinated promissory note (the “New Unsecured Note”) issued to an existing institutional investor in exchange for $800,000 of one of the August 2007 11½% Senior Secured Convertible Promissory Notes (the “Secured Notes”).  The institutional investor also exchanged $200,000 of the same Secured Note for shares of Common Stock.  The Common Stock was priced at $0.38 per share, which was greater than the closing bid price of the Company’s Common Stock on the Nasdaq Capital Market on the trading day immediately preceding the Effective Date.

The New Unsecured Note is expressly subordinated to all other existing debt of the Company, including any amounts owed now or in the future to the Bank.  The holder of the New Unsecured Note entered into a debt subordination agreement (the “Subordination Agreement”) with the Company and the Bank, whereby it expressly subordinated its rights under the New Unsecured Note to the Bank.  The form of Subordination Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The $800,000 principal balance of the New Unsecured Note is due at maturity on July 1, 2014.  Subject to the limitations in  the Subordination Agreement, interest will be paid semi-annually, except that payments of the first thirteen months’ accrued interest will be deferred until on or about August 15, 2010.  Thereafter, starting January 15, 2010, semi-annual interest payments will be scheduled on or about each January 15th and July 15th.  The amounts due under the New Unsecured Note will become due and payable upon the occurrence of customary events of default, provided, however, that the deferral of any payment in accordance with the Subordination Agreement will not constitute an event of default.  If permitted under the Subordination Agreement, the Company may pre-pay the New Unsecured Note, in whole or in part, without prepayment penalty or premium.

Twenty-five percent (25%) of the original principal amount of the New Unsecured Note, or $200,000, may be converted into shares of the Company’s Common Stock at $0.50 per share (the “Conversion Price”).  The number and kind of securities purchasable upon conversion and the Conversion Price are subject to customary adjustments for stock dividends, stock splits and other similar events.

The form of New Unsecured Note is attached hereto as Exhibit 4.1 and is incorporated herein by reference and the foregoing description thereof is subject to, and qualified in its entirety by, the terms of that document.

The information provided in Items 1.01 and 3.02 of this Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.     Unregistered Sales of Equity Securities

Exchange Agreement Terms.  As part of the Recapitalization, on the Effective Date, the Company entered into a series of agreements (the “Exchange Agreements”) pursuant to which it: (1) exchanged all of the outstanding shares of its Series A Convertible Preferred, Series B Convertible Preferred and Series C Convertible Preferred Stock (collectively, the “Preferred Stock”) for shares of Common Stock, including the accrued but unpaid dividends thereon; (2) exchanged the outstanding principal of all but one of its September 2008 12% Unsecured Convertible Promissory Notes (“Existing Unsecured Notes”) for shares of  Common Stock; and (3) paid down 50% of the principal balance of all but two of the Secured Notes and the remaining Existing Unsecured Note with proceeds from the Term Loan, and then exchanged the remaining principal balance of such notes for shares of either Common Stock or a new, 5.5% dividend bearing, $0.01 par value Convertible Preferred Stock (“Series D Preferred”) and exchanged any accrued but unpaid interest on such notes for shares of Common Stock.  The Company also used proceeds from the Term Loan to redeem, in full, the two Secured Notes that were not the subject to Exchange Agreements, including all accrued but unpaid interest thereon.

In particular, pursuant to the Exchange Agreements, the Company exchanged all of the 4,114 shares of Series A Preferred Stock outstanding, all 1,985 shares of Series B Preferred Stock outstanding and all 229 shares of Series C Preferred Stock outstanding, including all accrued but unpaid dividends thereon for 11,378,023 shares of Common Stock.  The Company also exchanged $475,000 of the aggregate principal amount outstanding on the Existing Unsecured Notes and the related accrued but unpaid interest for 1,327,586 shares of Common Stock.

In the Recapitalization, the Company paid a total of $4,867,113 of the $8,859,225 principal amount outstanding on the Secured Notes and paid $125,000 of the $250,000 principal amount outstanding on one Existing Unsecured Note in cash.  The Company exchanged the remaining balance on these notes, including the related accrued but unpaid interest, except for two of the Secured Notes (the “Redeemed Notes”), for 6,572,264 shares of Common Stock, 3,228 shares of its Series D Preferred and $800,000 in the New Unsecured Note.  The Common Stock was priced at $0.38 per share, which was greater than the closing bid price of the Company’s Common Stock on the Nasdaq Capital Market on the trading day immediately preceding the Effective Date.  The shares of Series D Preferred, which are convertible into 1,000 shares of Common Stock, were purchased for $400 per share, or $0.40 per common share equivalent.  The $4,867,113 principal repayment of the Secured Notes included the redemption, in full, of the Redeemed Notes, which had an aggregate principal amount of $875,000.  The Company also paid the $50,821 of accrued but unpaid interest on the Redeemed Notes in cash on the Effective Date.

Pursuant to the Exchange Agreements, the Company issued a total of 19,251,119 shares of Common Stock with a total aggregate value of $7,315,423 and 3,228 shares of Series D Preferred for a total aggregate value of $1,291,463. Each share of Series D Preferred is convertible into 1,000 shares of the Company’s Common Stock at a price per share of $0.40 per share, $0.03 above the closing bid price of the Company’s Common Stock on the Effective Date.

Philadelphia Brokerage Company (“PBC”) acted as the Company’s placement agent in for the Recapitalization and, in connection therewith, received fees of $380,000 in connection with the Recapitalization pursuant to a February 1, 2009, investment banking agreement between PBC and the Company.  PBC’s fees were paid with a combination of cash and securities, consisting of $280,000 in cash and $100,000 in shares of Common Stock.  Of the $280,000 cash, $110,000 was offset by the Company’s payments to PBC pursuant to a monthly retainer arrangement, $75,000 was paid on the Effective Date and the remaining $95,000 will be paid over the next six months.  For the $100,000 in securities, a total of 263,156 shares of Common Stock were issued to PBC on the Effective Date, priced at $0.38, the same price used for the Common Stock issued pursuant to the Exchange Agreements.

Since some of the Company’s officers and directors had participated in the Company’s private offerings of the Series A Preferred Stock and Existing Unsecured Notes, they were asked to participate in the Recapitalization on the same terms as other holders of those securities.  The officers, one of whom is an executive director, participating in the exchange of Series A Preferred Stock for shares of Common Stock did so on the same terms as all of the other holders of Series A Preferred.  A non-employee director holding an Existing Unsecured Note entered into an Exchange Agreement for his Existing Unsecured Note that was similar to those entered into by some holders of the Secured Notes, whereby he received a combination of cash, Series D Preferred Stock and Common Stock for his Existing Unsecured Note.

The officer exchanges were as follows: Richard E. Gathright, Chief Executive Officer and President of the Company and its Chairman, exchanged 36 shares of Series A Preferred Stock for 52,105 shares of Common Stock, and $592 in accrued but unpaid dividends for an additional 1,559 shares of Common Stock.  Mr. Michael Shore, Chief Financial Officer, Senior Vice President and Treasurer, exchanged 36 shares of Series A Preferred Stock for 52,105 shares of Common Stock $592 in accrued but unpaid dividends for another 1,559 shares of Common Stock.  Paul C. Vinger, Senior Vice President - Corporate Planning and Fleet Operations, exchanged 36 shares of Series A Preferred Stock for 52,105 shares of Common Stock and $592 in accrued but unpaid dividends for 1,559 shares of Common Stock.  Gary G. Williams III, Senior Vice President - Commercial Operations, exchanged 18 shares of Series A Preferred Stock for 26,053 shares of Common Stock and $296 in accrued but unpaid dividends for 779 shares of Common Stock.  Robert W. Beard, Senior Vice President - Marketing & Sales and Investor Relations Officer exchanged 10 shares of Series A Preferred Stock for 14,474 shares of Common Stock and $165 in accrued but unpaid dividends for another 433 shares of Common Stock. Timothy E. Shaw, Senior Vice President – Information Services & Administration and Chief Information Officer, exchanged 10 shares of Series A Preferred Stock for 14,474 shares of Common Stock and $165 in accrued but unpaid dividends for 433 shares of Common Stock.  L. Patricia Messenbaugh, Vice President - Finance & Accounting, Chief Accounting Officer and Principal Accounting Officer, exchanged 9 shares of Series A Preferred Stock for 13,026 shares of Common Stock and $148 in accrued but unpaid dividends for 390 shares of Common Stock.

In the Recapitalization, C. Rodney O’Connor, a non-employee director of the Company and the beneficial owner of 1,539,383 shares of Common Stock before the Recapitalization, was repaid 50% of the $250,000 principal amount outstanding on his Existing Unsecured Note in cash and exchanged the remaining 50% of the principal amount outstanding for 312 shares of the Company's Series D Preferred.  In addition, Mr. O'Connor exchanged the $10,167 in accrued but unpaid interest for 26,754 shares of Common Stock.  After the Recapitalization, Mr. O’Connor was the beneficial owner of 1,466,768 shares of Common Stock, including 312,000 shares attributable to the conversion rights underlying his 312 shares of Series D Preferred Stock.

Most of the shares of Common Stock issued in the Recapitalization were not “restricted securities”, as that term is defined in Rule 144 under the Securities Act of 1933, as amended (the “Act”), because the shares of Preferred Stock and the Secured Notes exchanged for Common Stock were already held for more than one year by non-affiliates of the Company.  For the shares of Common Stock issued in the Recapitalization that are “restricted securities” within the meaning of Rule 144 and the shares of Common Stock underlying the convertible Series D Preferred and Unsecured Notes that will be, when issued, “restricted securities”, the Company agreed, in the Exchange Agreements, to use reasonable commercial efforts to register those shares for resale under the Act.

The offer and sale of the Common Stock, the Series D Preferred Stock, the New Unsecured Notes and the shares of the Company’s Common Stock into which the Series D Preferred and New Unsecured Notes are convertible were exempt from registration under the Act as a private offering made exclusively to “accredited investors” under Sections 4(2) and 4(6) of the Act and Regulation D promulgated thereunder.

The various Exchange Agreements, the forms of which attached hereto as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11 are incorporated herein by reference, and the foregoing description of the transactions effected by the Exchange Agreements is subject to, and qualified in its entirety by, the terms of those agreements.

The information provided in Items 1.01 and 2.03 and 5.03 of this Form 8-K are incorporated by reference into this Item 3.02.

Item 3.03.     Material Modifications to Rights of Security Holders

The provisions provided in Item 5.03 of this Form 8-K are incorporated by reference into this Item 3.03.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On the Effective Date, the Company filed with the Secretary of State of Delaware a Certificate of Designation of Series D Convertible Preferred Stock (the “Certificate”).  The Certificate authorizes the issuance of up to 5,000 shares of Series D Preferred Stock, which has such rights, qualifications, limitations and restrictions as are set forth in the Certificate and described below.

Ranking.  The Series D Preferred Stock ranks senior to the Company’s Common Stock and on a parity with any other series of preferred stock as to the payment of dividends and distribution of assets.

Liquidation Preference.  Upon liquidation, dissolution or winding up of the Company, holders of Series D Preferred Stock are entitled to be paid out of the assets of the Company an amount per share of Series D Preferred Stock equal to the greater of: (i) the original issue price of the Series D Preferred Stock of $400 per share, plus all accumulated but unpaid dividends thereon; or (ii) the fair market value of the Series D Preferred Stock on an as-converted to Common Stock basis, plus all accumulated but unpaid dividends.

Voting.  Each holder of Series D Preferred Stock is entitled to one vote per share at each meeting of stockholders of the Company with respect to any and all matters presented to the stockholders of the Company.

Dividends.  Dividends will be paid on the Series D Preferred Stock when, as and if declared by the Board of Directors, but only out of funds that are legally available therefor.  Cumulative annual dividends, payable in cash or such other form of compensation as set forth in the Certificate, are earned at a rate of 5.5% per annum on the original issue price of $400 per share.    The payment of Dividends on the Series D Preferred Stock is further subject to the terms of the Loan Agreement and subject to deferral thereunder.

Conversion.  Each share of Series D Preferred Stock is convertible, at the option of the holder, into 1,000 shares of Common Stock based on a conversion price of $0.40 per share of Common Stock (the “Series D Conversion Price”).  The Series D Conversion Price is subject to adjustment for stock dividends, stock splits and other similar recapitalization events.

The foregoing summary of the terms of the Certificate is subject to, and qualified in its entirety, by the Certificate of Designation of Series D Convertible Preferred Stock, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

3.1	Certificate of Designation
4.1	Form of Convertible Promissory Note
10.1
Eighteenth Amendment to Loan and Security Agreement by and among SMF Energy Corporation, a Delaware corporation and successor-by-merger to Streicher Mobile Fueling, Inc., a Florida corporation; SMF Services, Inc., a Delaware corporation; H & W Petroleum Company, Inc., a Texas corporation; and Wachovia Bank, National Association, a national banking association and successor-by-merger to Congress Financial Corporation (Florida)

10.2	Form of Debt Subordination Agreement
10.3	Form of Exchange Agreement (Series A for Common Stock)
10.4	Form of Exchange Agreement (Series B for Common Stock)
10.5	Form of Exchange Agreement (Series C for Common Stock)
10.6	Form of Exchange Agreement (Unsecured Note for Common Stock)
10.7	Form of Payment and Exchange Agreement (Unsecured Note for Cash and Series D Preferred)
10.8	Form of Payment and Exchange Agreement (Secured Note for Cash and Common Stock)
10.9	Form of Payment and Exchange Agreement (Secured Note for Cash and Common Stock)
10.10	Form of Payment and Exchange Agreement (Secured Note for Cash, Series D Preferred and Common Stock)
10.11	Form of Payment and Exchange Agreement (Secured Note for Cash and New Unsecured Note)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2009	SMF ENERGY CORPORATION

	By:	/s/ Richard E. Gathright
Richard E. Gathright,
Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
3.1	Certificate of Designation
4.1	Form of Convertible Promissory Note
10.1
Eighteenth Amendment to Loan and Security Agreement by and among SMF Energy Corporation, a Delaware corporation and successor-by-merger to Streicher Mobile Fueling, Inc., a Florida corporation; SMF Services, Inc., a Delaware corporation; H & W Petroleum Company, Inc., a Texas corporation; and Wachovia Bank, National Association, a national banking association and successor-by-merger to Congress Financial Corporation (Florida)

10.2	Form of Debt Subordination Agreement
10.3	Form of Exchange Agreement (Series A for Common Stock)
10.4	Form of Exchange Agreement (Series B for Common Stock)
10.5	Form of Exchange Agreement (Series C for Common Stock)
10.6	Form of Exchange Agreement (Unsecured Note for Common Stock)
10.7	Form of Payment and Exchange Agreement (Unsecured Note for Cash and Series D Preferred)
10.8	Form of Payment and Exchange Agreement (Secured Note for Cash and Common Stock)
10.9	Form of Payment and Exchange Agreement (Secured Note for Cash and Common Stock)
10.10	Form of Payment and Exchange Agreement (Secured Note for Cash, Series D Preferred and Common Stock)
10.11	Form of Payment and Exchange Agreement (Secured Note for Cash and New Unsecured Note)